UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2007

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 558-7711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2007, SunTrust Banks, Inc. adopted written amendments to 3 of its nonqualified executive compensation plans. One amendment provided for year-end true up matching contributions and the other two amendments implemented corresponding changes to reflect the qualified pension plan’s change from the traditional defined benefit formula to the cash balance formula effective as of January 1, 2008. This was previously announced in a Current Report on Form 8-K filed February 16, 2007.

SunTrust Banks, Inc. 401(k) Excess Plan. Effective January 1, 2007, the Company matching contribution under the SunTrust Banks, Inc. 401(k) Excess Plan will provide for a year-end true to include deferrals to the deferred compensation plan that could have been deferred under the 401(k) Excess Plan. Without further amendment, the matching contribution to the 401(k) Excess Plan will be automatically increased, effective January 1, 2008, in accordance with the terms of the plan to be the same percentage of match as provided in the qualified 401(k) Plan, which is 100% of the first 5% of eligible pay that a participant, including an executive participant, elects to defer to the applicable plan, subject to such limitations as may be imposed by such Plan and applicable laws and regulations.

SunTrust Banks, Inc. Supplemental Executive Retirement Plan. The amendment establishes a new SERP cash balance formula for existing and new participants with no limit on pay for SERP Tier 1 participants and a minimum preserved benefit for SERP Tier 2 participants at 12/31/2007.

SunTrust Banks, Inc. ERISA Excess Plan. This amendment implements changes to mirror the cash balance changes in the qualified Retirement Plan, but with a 2 times limit on eligible earnings.

A copy of the above-referenced amendments are filed as exhibits to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the amendments is qualified in its entirety by reference to the complete text of the amendments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment Number Four, effective January 1, 2007, to the SunTrust Banks, Inc. 401(k) Excess Plan, as previously amended and restated effective July 1, 1999.
10.2 Sixth Amendment, effective January 1, 2008, to the SunTrust Banks, Inc. Supplemental Executive Retirement Plan, as previously amended and restated effective January 1, 2001.
10.3 Amendment, effective December 31, 2007, to the SunTrust Banks, Inc. ERISA Excess Retirement Plan, as previously amended and restated effective as of August 13, 1996.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.

January 7, 2008	By:	David A. Wisniewski

Name: David A. Wisniewski
Title: Group Vice President and Associate General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment Number Four, effective January 1, 2007, to the SunTrust Banks, Inc. 401(k) Excess Plan, as previously amended and restated effective July 1, 1999.
10.2	Sixth Amendment, effective January 1, 2008, to the SunTrust Banks, Inc. Supplemental Executive Retirement Plan, as previously amended and restated effective January 1, 2001
10.3	Amendment, effective December 31, 2007, to the SunTrust Banks, Inc. ERISA Excess Retirement Plan, as previously amended and restated effective as of August 13, 1996.